UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2012

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma		73107
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01 Regulation FD Disclosure.

At 4:15 p.m. EST / 3:15 p.m. CDT, LSB Industries, Inc. (the “Company”) conducted a conference call to address its report that its El Dorado Chemical Facility suffered damage and had to cease production at this facility. As stated in the Company’s earlier press release, the dial in number was 201-493-6749, and the conference call was webcast at the Company’s website at www.lsb-okc.com. The press release and the script of the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events

The information set forth in Item 7.01 is incorporated herein by reference.

Item 9.01. Exhibits

(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated May 15, 2012

99.2	Conference Call Script issued May 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2012

LSB INDUSTRIES, INC.

By:	/s/ David M. Shear
Name: David M. Shear
Title: Senior Vice President and General Counsel